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                    CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in this Registration Statement on Form SB-2 Amendment No. 1, for Edgetech Services Inc. of our report dated June 11, 2004, relating to financial statements for the years ending April 30, 2004 and 2003.

                                      /s/ Dohan and Company, P.A., CPA's

September 9, 2004

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